Q4 2023 Results February 2, 2024

Q4 2023 Results Not for Product Promotional Use Forward Looking Statements and Non-GAAP Financial Information 2 This presentation contains statements about Bristol-Myers Squibb Company’s (the “Company”) future financial results, plans, business development strategy, anticipated clinical trials, results and regulatory approvals that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. Actual results may differ materially from those expressed in, or implied by, these statements as a result of various factors, including, but not limited to, (i) new laws and regulations, (ii) our ability to obtain, protect and maintain market exclusivity rights and enforce patents and other intellectual property rights, (iii) our ability to achieve expected clinical, regulatory and contractual milestones on expected timelines or at all, (iv) difficulties or delays in the development and commercialization of new products, (v) difficulties or delays in our clinical trials and the manufacturing, distribution and sale of our products, (vi) adverse outcomes in legal or regulatory proceedings, (vii) risks relating to acquisitions, divestitures, alliances, joint ventures and other portfolio actions, including our ability to complete the acquisition of Karuna Therapeutics, Inc. and RayzeBio, Inc. and (viii) political and financial instability, including changes in general economic conditions. These and other important factors are discussed in the Company’s most recent annual report on Form 10-K and reports on Forms 10-Q and 8-K. These documents are available on the U.S. Securities and Exchange Commission’s website, on the Company’s website or from Bristol- Myers Squibb Investor Relations. No forward-looking statements can be guaranteed. In addition, any forward-looking statements and clinical data included herein are presented only as of the date hereof. Except as otherwise required by applicable law, the Company undertakes no obligation to publicly update any of the provided information, whether as a result of new information, future events, changed circumstances or otherwise. This presentation includes certain non-generally accepted accounting principles (“GAAP”) financial measures that we use to describe the Company’s performance. The non-GAAP financial measures are provided as supplemental information and are presented because management has evaluated the Company’s financial results both including and excluding the adjusted items or the effects of foreign currency translation, as applicable, and believes that the non-GAAP financial measures presented portray the results of the Company’s baseline performance, supplement or enhance management’s, analysts’ and investors’ overall understanding of the Company’s underlying financial performance and trends and facilitate comparisons among current, past and future periods. This presentation also provides certain revenues and expenses excluding the impact of foreign exchange (“Ex-FX”). We calculate foreign exchange impacts by converting our current-period local currency financial results using the prior period average currency rates and comparing these adjusted amounts to our current-period results. Ex-FX financial measures are not accounted for according to GAAP because they remove the effects of currency movements from GAAP results. The non-GAAP information presented herein provides investors with additional useful information but should not be considered in isolation or as substitutes for the related GAAP measures. Moreover, other companies may define non-GAAP measures differently, which limits the usefulness of these measures for comparisons with such other companies. We encourage investors to review our financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. An explanation of these non-GAAP financial measures and a reconciliation to the most directly comparable financial measure are available on our website at www.bms.com/investors. Also note that a reconciliation of forward-looking non-GAAP measures, including non-GAAP EPS, to the most directly comparable GAAP measures is not provided because comparable GAAP measures for such measures are not reasonably accessible or reliable due to the inherent difficulty in forecasting and quantifying measures that would be necessary for such reconciliation. Namely, we are not, without unreasonable effort, able to reliably predict the impact of accelerated depreciation and impairment charges, legal and other settlements, gains and losses from equity investments and other adjustments. In addition, the Company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. These items are uncertain, depend on various factors and may have a material impact on our future GAAP results.

Chris Boerner, PhD Chief Executive Officer 3 Q4 2023 Results

Q4 2023 Results Not for Product Promotional Use Strong execution in Q4 drives momentum into 2024 4 *The Company does not reconcile forward-looking non-GAAP measures. See “Forward-Looking Statements and Non-GAAP Financial Information”; 1. Q4 YoY worldwide growth vs 2022; 2. 2023 Q4 Cash Flow From Operations; 3. See 2024 Guidance slide for additional disclosures +9% $4.3B Low single-digit increase In-line and new product growth1 Strong cash flow generation2 Revenue growth in 20243* +7% +8% +61% +83% +84% >100% >100% Momentum in key brands1

Revenue growth today supported by Legacy & Growth Portfolios

Legacy Portfolio

Generating **strong cash flow** and **flexibility** to invest in growth

~**$26B sales** (2023)

Eliquis (apixaban) tablets
Abraxane
Revlimid (lenalidomide) capsules
Pomalyst (pomalidomide) capsules 1 · 2 · 3 · 4 mg
SPRYCEL dasatinib

Growth Portfolio

Including a more diversified and robust range of products

11 major brands across **4** TAs

+ **12 assets** in/entering registrational stage

+ **30+ assets** in early-stage clinical development

+ **Assets from ongoing BD**

Opdualag (nivolumab and relatlimab-rmbw)
OPDIVO (nivolumab)
YERVOY (ipilimumab)
KRAZATI (adagrasib)[1]
AUGTYRO (repotrectinib)
CAMZYOS (mavacamten) capsules
Reblozyl (luspatercept-aamt) for injection 25mg · 75mg
Breyanzi (lisocabtagene maraleucel)
Abecma (idecabtagene vicleucel)[2]
SOTYKTU (deucravacitinib)
ZEPOSIA (ozanimod)
ORENCIA (abatacept)

Oncology | Hematology | Cardiovascular | Immunology

Legacy: Post-LoE products or products with ≤3 years to potential impact from major LoE or IRA; **Growth:** >3 years until major LoE event or potential IRA impact. "Major" brands include those with $1Bn+ risk-adjusted consensus annual sales

1. Mirati Therapeutics acquisition closed January 2024; 2. Partnered with 2SeventyBio

Bristol Myers Squibb | Q4 2023 Results
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Executing on our plan to drive sustainable, top-tier long-term growth

Maximize performance through 2025

Navigate transition period

Accelerate growth from late 2020s



Maximize performance through 2025	Navigate transition period	Accelerate growth from late 2020s
• Drive strong commercial execution • Launch new medicines • Integrate Mirati[1], Karuna[2], RayzeBio[2]	• Accelerate delivery of late-stage portfolio • Deliver against R&D productivity • P&L discipline	• Prosecute early to mid-pipeline • Deliver potential from recently acquired assets • Continue to enhance pipeline through disciplined BD

Revenue, illustrative

1. Mirati Therapeutics acquisition closed January 2024; 2. Subject to satisfaction of customary closing conditions; Karuna Therapeutics & RayzeBio in 1H 2024

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Entering this period with a number of key strengths

Growing position in large, attractive TAs

Leadership positions in Oncology, Hematology & Cardiovascular

Growing presence in Immunology & Neuroscience

Recently launched assets with significant growth potential

Robust & innovative pipeline

Expanding registrational pipeline, growing from 6 to **12 assets**

Robust **early-stage pipeline** with **30+ assets** and opportunity to deliver **~10 INDs** per year

Differentiated platforms with significant potential

Center of the innovative **cell therapy** ecosystem

Industry-leading capabilities in **targeted protein degradation**

Differentiated actinium-based radiopharmaceutical platform[1]

Financial strength & flexibility

Profitable business with meaningful cash generation

Strong balance sheet with flexibility to invest

Continued commitment to **return cash to shareholders**

1. Subject to satisfaction of customary closing conditions; anticipated closing of RayzeBio in 1H 2024

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Q4 execution & recent business accomplishments supports momentum for 2024

Commercial

Increased investment to accelerate growth (e.g., **Sotyktu, Camzyos**)

Re-accelerated Reblozyl growth expanding label in 1L MDS (COMMANDS)

Established Opdualag as SOC in 1L melanoma

Increased CAR-T manufacturing capacity, especially **Breyanzi**

Research & Development

Delivered 10 INDs in 2023

U.S. approval for Augtyro

Achieved multiple clinical development milestones

Platform momentum for early programs

- Initiated **NEX T CD19** in MS
- **AR LDD** Ph1 data at ASCO GU

Business Development[1,2]

MIRATI THERAPEUTICS

SYSTIMMUNE

KARUNA THERAPEUTICS

RayzeBio

Not an exhaustive list of assets, programs, or indications

1. Mirati Therapeutics acquisition closed January 2024; 2. Subject to satisfaction of customary closing conditions; anticipated closing Karuna Therapeutics, RayzeBio, & SystImmune in 1H 2024

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Q4 2023 Results Not for Product Promotional Use We are focused on disciplined execution 9 Commercial Research & Development Financial • Accelerate performance for key growth drivers • Ensure right level of resourcing • Drive top-tier productivity • Accelerate high priority programs • Discontinue lower value programs • Maintain P&L efficiency through Operating Expense offsets Driving a strong sense of urgency and accountability

Q4 2023 Results Not for Product Promotional Use 2024 Guidance Highlights*1 Total Revenues Reported Rates Low single-digit increase Total Revenues Ex-FX Low single-digit increase Non-GAAP EPS $7.10 - $7.40 Delivering growth in 2024 10 *The Company does not reconcile forward-looking non-GAAP measures. See “Forward-Looking Statements and Non-GAAP Financial Information” 1. 2024 EPS Guidance reflects the recent acquisition of Mirati closed in January 2024 and excludes the impact of any potential future strategic acquisitions, including the announced planned acquisitions of RayzeBio and Karuna (anticipated 1H 2024 subject to customary closing conditions), divestitures, specified items, and the impact of future Acquired IPRD charges

David Elkins Executive Vice President and Chief Financial Officer 11 Q4 2023 Results

Q4 2023 Results Not for Product Promotional Use Total company performance driven by In-Line & New Product Portfolios 12 Total Company Sales ~$45B (2%) YoY, (2%) Ex-FX* $B 2023 Net Sales1 YoY % Ex-FX* % Total Company $45.0 (2%) (2%) In-Line Products $34.3 +3% +4% New Product Portfolio $3.6 +77% +76% In-Line Products & New Product Portfolio $37.9 +7% +8% Recent LOEs2 $7.1 (34%) (34%) $35.4 $37.9 $10.8 $7.1 2022 2023 Recent LOEs In-Line & New Products *See “Forward-Looking Statements and Non-GAAP Financial Information” 1. Amounts may not add due to rounding; 2. Recent LOE Brands = Revlimid & Abraxane

Q4 2023 Results Not for Product Promotional Use Growth & Legacy Portfolios 13 $16.8 $19.4 $29.4 $25.6 2022 2023 Legacy Growth Growth Portfolio Other Growth Brands1 Legacy Portfolio Other Mature Brands 1. Other Growth Brands: Onureg, Inrebic, Nulojix, Empliciti, & Royalty revenues; 2. Mirati Therapeutics acquisition closed January 2024 2

Q4 & Full Year 2023 Oncology product summary

Global Net Sales ($M)

	Q4 2023	YoY	Ex-FX*	FY 2023	YoY	Ex-FX*
OPDIVO (nivolumab)	$2,387	+8%	+8%	$9,009	+9%	+10%
YERVOY (ipilimumab)	$566	0%	0%	$2,238	+5%	+6%
Abraxane	$247	+38%	+42%	$1,004	+24%	+27%
Opdualag (nivolumab and relatlimab-rmbw)	$190	+83%	+83%	$627	**	**
AUGTYRO (repotrectinib)	$1	---	---	$1	---	---

Opdivo:

- U.S. YoY volume growth in 1L lung, upper GI & adj. bladder cancer
- Ex-U.S. YoY growth primarily from demand in 1L lung & upper GI & expanded access

Opdualag:

- U.S. growth driven by strong demand; achieved 25% market share[1] in 1L melanoma
- Focused on driving share from PD-1 mono (~15%), dual I-O, & BRAF/MEK settings

Augtyro:

- Launched in U.S. with Q4 sales from stocking
- Filed in EU (ROS1+/NTRK) & Japan (ROS1+)

*See "Forward-Looking Statements and Non-GAAP Financial Information"; **In excess of 100%; 1. BMS Internal Analysis

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Q4 & Full Year 2023 Cardiovascular product summary

Global Net Sales ($M)

	Q4 2023	YoY	Ex-FX*	FY 2023	YoY	Ex-FX*
Eliquis (apixaban)	$2,874	+7%	+6%	$12,206	+4%	+3%

Best-in-class & leading OAC within category

- U.S. growth driven by strong underlying demand
- Ex-U.S. strong demand offset by UK generic impact vs. prior year

	Q4 2023	YoY	Ex-FX*	FY 2023	YoY	Ex-FX*
CAMZYOS (mavacamten) capsules	$88	**	**	$231	**	**

First-in-class myosin inhibitor

- U.S. increase in total treated & commercial dispensed patients
- Expansion in international markets based on reimbursement timing

	As of Sept 30, 2023	As of Dec 31, 2023
Patients in hub[1]	~4900	~6100
Patients on commercial drug[1]	~3500	~4500

*See "Forward-Looking Statements and Non-GAAP Financial Information"; **In excess of 100%; 1. BMS Internal Analysis

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Q4 2023 Results Not for Product Promotional Use Q4 & Full Year 2023 Hematology product summary 16 % YoY Ex-FX* YoY Ex-FX* $1,450 (36%) (36%) $6,097 (39%) (39%) $890 +1% +1% $3,441 (2%) (1%) $526 (9%) (9%) $1,930 (11%) (10%) $320 +61% +60% $1,008 +41% +40% $100 (20%) (21%) $472 +22% +21% $101 +84% +84% $364 +100% ** $47 +27% +24% $168 +35% +35% $29 +26% +26% $110 +29% +29% Q4 2023 FY 2023 Reblozyl: • Strong launch in 1L MDS-associated anemia in a broad, RS-agnostic patient population • Increased demand driven by switches from ESAs • Approved in Japan with a broad label Abecma: • Focus on opportunities for growth including potential KarMMa-3 approval • Approved in Japan 3L+ MM & positive CHMP opinion Breyanzi: • Strengthening supply position expected this year • Revenue growth from Q2 onward expected to be supported by expanded indications Global Net Sales ($M) *See “Forward-Looking Statements and Non-GAAP Financial Information”; **In excess of 100%

Q4 2023 Results Not for Product Promotional Use Q4 & Full Year 2023 Immunology product summary 17 Sotyktu: • U.S. continued volume growth including pull-through of CVS patients & expanded commercial access wins with ESI/Cigna (one step-edit) • Increasing investment to drive greater share in the oral psoriasis market YoY Ex-FX* YoY Ex-FX* $985 +8% +9% $3,601 +4% +5% $133 +68% +66% $434 +74% +72% $63 ** ** $170 ** ** Q4 2023 FY 2023 Global Net Sales ($M) 1. Symphony METYS TRx Data; *See “Forward-Looking Statements and Non-GAAP Financial Information”; **In excess of +100% First-in-class selective allosteric TYK2 inhibitor Q1 Q2 Q3 Q4 2,700 4,400 6,500 8,700 2023 Sotyktu Commercially Paid Scripts1

Q4 2023 Results Not for Product Promotional Use US GAAP Non-GAAP $ in billions, except EPS Q4 2023 FY 2023 Q4 2023 FY 2023 Total Revenues, net 11.5 45.0 11.5 45.0 Gross Margin % 76.1% 76.2% 76.4% 76.6% Operating Expenses1 4.6 17.1 4.5 16.8 Acquired IPR&D 0.6 0.9 0.6 0.9 Amortization of Acquired Intangibles 2.3 9.0 - - Effective Tax Rate (5.3%) 4.7% 14.9% 14.7% Diluted EPS 0.87 3.86 1.70 7.51 Diluted Shares Outstanding (# in millions) 2,033 2,078 2,033 2,078 Q4 & Full Year 2023 Financial Performance 18 US P Non- P* Diluted EPS Impact from Acquired IPR&D2 (0.20) (0.28) (0.20) (0.28) 1. Operating Expenses = MS&A and R&D; 2. Comprises the net impact from Acquired IPRD & Licensing income; *See “Forward-Looking Statements and Non-GAAP Financial Information”

Strategic approach to Capital Allocation

Cash flow from Operations $B



$3.3
$3.0
$1.9
$4.8
$4.3
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023

$B	Q4 2023
Total Cash*	~$12.6
Total Debt	~$39.8

Strong operating cash flow generation

Business Development

- Prioritize opportunities to further diversify portfolio & strengthen long-term outlook focused mainly on bolt-ons & licensing opportunities
  - Completed acquisition of Mirati Therapeutics
  - Entered into agreements to acquire Karuna Therapeutics & RayzeBio; planned close by 1H 2024

Balance Sheet Strength

- Maintain strong investment-grade credit rating

Returning Cash to Shareholders

- Continued annual dividend growth**
- Opportunistic share repurchase
  - ~$5B in share repurchase authorization remaining as of December 31, 2023

*Cash includes cash, cash equivalents and marketable debt securities; **Subject to Board approval

Bristol Myers Squibb | Q4 2023 Results Not for Product Promotional Use 19

2024 Guidance

	Non-GAAP*[1]
	February
Total Revenues Reported Rates	Low single-digit increase
Total Revenues Ex-FX	Low single-digit increase
Gross Margin %	~74%
Operating Expenses[3]	Low single-digit increase
Other Income/(Expense)	~$250M
Tax Rate	~17.5%
Diluted EPS	$7.10 - $7.40

Expected future impact from pending deals[2]

SYSTIMMUNE

~$800M Upfront in Q1
(Acquired IPR&D)

KARUNA THERAPEUTICS

~$0.30 Dilution
(Primarily from financing)

RayzeBio

~$0.13 Dilution
(split between financing and operational)

1. 2024 Guidance reflects the recent acquisition of Mirati closed in January 2024 and excludes the impact of any potential future strategic acquisitions, including the announced planned acquisitions of RayzeBio and Karuna, divestitures, specified items, and the impact of future Acquired IPRD charges 2. Subject to satisfaction of customary closing conditions; anticipated closing for Karuna Therapeutics, RayzeBio, & SystImmune in 1H 2024; 3. Operating Expenses = MS&A and R&D
*The Company does not reconcile forward-looking non-GAAP measures. See "Forward-Looking Statements and Non-GAAP Financial Information"

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Chris Boerner, PhD Chief Executive Officer David Elkins Executive VP, Chief Financial Officer Samit Hirawat, MD Executive VP, Chief Medical Officer, Global Drug Development Adam Lenkowsky Executive VP, Chief Commercialization Officer 21 Q4 2023 Results Q&A